SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Broadcom Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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***  Exercise Your Right to Vote  ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 15, 2012.

BROADCOM CORPORATION	Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 19, 2012
	Date: May 15, 2012	Time: 10:00 a.m., Local Time
Location: Broadcom Corporation 5300 California Avenue Irvine, CA 92617
BROADCOM CORPORATION 5300 CALIFORNIA AVENUE IRVINE, CA 92617	Directions to the meeting can be viewed at www.broadcom.com/investors.

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow     (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2012 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: For admission to the Annual Meeting, each shareholder will be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of Broadcom common stock as of the record date, such as a brokerage statement, this notice, proxy card or voting instruction form reflecting stock ownership. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
1. To elect the following persons to serve on the Company’s Board of Directors until the next annual meeting of shareholders and/or until their successors are duly elected and qualified:

Nominees:
01) Robert J. Finocchio, Jr. 02) Nancy H. Handel 03) Eddy W. Hartenstein 04) Maria M. Klawe, Ph.D. 05) John E. Major	06) Scott A. McGregor 07) William T. Morrow 08) Henry Samueli, Ph.D. 09) Robert E. Switz

  2.      To approve an amendment and restatement of the Broadcom Corporation 1998 Employee Stock Purchase Plan, as previously amended and restated, that would extend the term of the plan through May 15, 2022, and effect various technical revisions and improvements.

3. To approve the adoption of the Broadcom Corporation 2012 Stock Incentive Plan.
4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

The Board of Directors recommends a vote FOR the nominees listed above and a vote FOR proposals 2, 3 and 4. This proxy, when properly executed, will be voted as specified above. If no specification is made, this proxy will be voted FOR the election of the nominees listed above, FOR proposals 2, 3 and 4 and in accordance with the discretion of the proxy holders, on such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.